                                                           Exhibit 20.1
                                                           ------------

                       THE CHASE MANHATTAN BANK USA, N.A.
             CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1992-1 MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD 63

          Monthly Period - Beginning Date                  05/01/1997
          Monthly Period - End Date                        05/31/1997
          Determination Date                               06/06/1997
          Remittance Date                                  06/16/1997


I.     Information Regarding Distributions to Certificateholders

       A. Total amount distributed to
          Certificateholders (per $1,000
          Initial Invested Amount)                                 $ 85.388889

       B. Total principal Amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                  $ 83.333333

       C. Total interest amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                   $ 2.055556

II.    Receivables Balances

       A. Aggregate Principal Receivables in
          Trust, end of period 62                              $ 7,397,102,258

       B. Aggregate Principal Receivables in
          Trust, end of period 63                              $ 7,506,055,389

       C. Investor Interest, end of period 62                    $ 250,000,000

       D. Investor Interest, end of period 63                    $ 187,500,000

       E. Investor Interest as a percentage
          of Trust Principal Receivables, period 62                    3.3797%

       F. Investor Interest as a percentage
          of Trust Principal Receivables, period 63                    2.4980%

III.   Collections During Due Period

       A. Aggregate amount of Collections
          processed during the preceding
          Monthly Period                                         $ 939,564,493

       B. Monthly Pay Rate for:

          1.   Period - 58                       12.61%
          2.   Period - 59                       12.48%
          3.   Period - 60                       11.46%
          4.   Period - 61                       12.93%
          5.   Period - 62                       12.29%
          6.   Period - 63                       12.40%
          7.   6 mo. avg.                        12.36%

       C. Collections of Principal Receivables
          during the preceding
          Monthly period                                          $ 64,627,089

       D. Amount by which Controlled Amortization
          Amount exceeds principal allocated
          to Investors                                                     $ 0

       E. Collections of Finance Charges
          during the preceding
          Monthly Period                                           $ 3,782,685

       F. Annualized gross portfolio yield for:

          1.   Period - 61                       19.76%
          2.   Period - 62                       18.47%
          3.   Period - 63                       18.16%
          4.   3 mo. avg.                        18.80%

IV.    Delinquent Balances
                                               Aggregate             Percent of
                                               Account               Aggregate
                                               Balances              Receivables

       A. Less than 30 days delinquent    $ 441,319,605.46              5.74%
       B. 30 - 59 days delinquent         $ 122,317,446.36              1.59%
       C. 60 - 89 days delinquent          $ 87,239,224.38              1.14%
       D. 90 or more days delinquent      $ 187,352,007.82              2.44%
       E. Total                           $ 838,228,284.02             10.91%

V.     Default Summary

       A. Aggregate Investor Default Amount                        $ 1,749,354

       B. Investor default Percentage for:

         1. Period - 61                        7.15%
         2. Period - 62                        8.25%
         3. Period - 63                        8.40%
         4. 3 mo. avg.                         7.93%

       C. Investor Charge Offs
         1. Aggregate dollar amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       D. Reimbursed Investor Charge Offs
         1. Aggregate dollar Amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       E. Base Rate                                                      9.65%
       F. Net Portfolio Yield Minus Base Rate for:

         1. Period - 61                        2.96%
         2. Period - 62                        0.57%
         3. Period - 63                        0.11%
         4. 3 mo. avg.                         1.21%

VI.    Monthly Investor Servicing Fee                                $ 447,917

VII.   Withdrawal from Cash Collateral Account
       under Section 4.06                                                  $ 0

VIII.  Required Cash Collateral Amount                            $ 22,500,000

IX.    Available Cash Collateral Amount                           $ 22,500,000

X.     Deficit Controlled Amortization
       Amount                                                              $ 0

XI.    Pool Factor                                              0.250000000000

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1995-1

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 27


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-1 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-1 Class A Certificates and Series 1995-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date and with respect to the performance of the Trust during the month May 1997 (the " 27 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-1
        Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.171111
        (2)    Class B Certificateholders..............             5.308889

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders...........             0.000000
        (2)    Class B Certificateholders...........             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates.................             5.171111
        (2)    Class B Certificates.................             5.308889

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to the preceding Monthly
            Period and allocated to the Series 1995-1 Certificates
            was equal to............................     $ 127,972,454.39

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................               12.40%

                For  26 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................               12.29%

                For the  25 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................               12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
            the Series 1995-1 Certificates .........     $ 112,841,713.55

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
            Series 1995-1 Certificates..............      $ 15,130,740.84

    B)    Deficit Controlled Amortization Amount..........         $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-1, and by the Investor Interest of all other outstanding Series)
            ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............    $ 1,000,000,000.00
            (b)    Class A Investor Interest.......      $ 855,000,000.00
            (c)    Class B Investor Interest.......       $ 50,000,000.00
            (d)    Collateral Interest.............       $ 95,000,000.00

        (3)    The Investor Interest set forth in paragraph C(2)(a)
            above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................             13.3226%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 11.3908%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 0.6661%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 1.2656%

        (7)    The Class A Floating Percentage.........          85.5000%

        (8)    The Class B Floating Percentage.........           5.0000%

        (9)    The Class B Principal Percentage........           5.0000%

        (10)    The Collateral Floating Percentage.....           9.5000%

        (11)    The Collateral Principal Percentage....           9.5000%

        (12)    The Floating Allocation Percentage.....          13.5188%

        (13)    The Principal Allocation Percentage....          13.5188%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................              18.16%

                For the  26 Monthly Period (the 2nd
             preceding Monthly Period), the annualized
             portfolio yield was equal to............              18.47%

                For the  25 Monthly Period (the
             3rd preceding Monthly Period), the annualized
             portfolio yield was equal to............              19.76%

                The three month average Portfolio Yield was
             equal to................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................               8.01%

                For the  26 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.............................               8.01%

                For the  25 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.............................               7.76%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
        Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period
            allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-1 Aggregate Investor Default
            Amount") ...............................      $ 6,997,414.97

        (2) The portion of the series 1995-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 5,982,789.80

        (3) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 349,870.75

        (4) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 664,754.42

        (5)    The annualized investor default percentage (Series
            1995-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                8.40%

                For the 27 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 8.25%

                For the 25 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...               $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-1 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-1
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 1,791,666.67

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 1,531,875.00

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................          $ 89,583.33

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 170,208.34


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................      $ 95,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................      $ 95,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           1.00

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                       THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1995-2

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 24


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1995-2 Class A Certificates and Series 1995-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date and with respect to the performance of the Trust during the month May 1997 (the " 24 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-2
        Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.171111
        (2)    Class B Certificateholders..............             5.277778

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders...........             0.000000
        (2)    Class B Certificateholders...........             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates.................             5.171111
        (2)    Class B Certificates.................             5.277778

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to the preceding Monthly
            Period and allocated to the Series 1995-2 Certificates
            was equal to............................     $ 191,958,681.59

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................               12.40%

                For  23 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................               12.29%

                For the  22 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................               12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
            the Series 1995-2 Certificates .........     $ 169,262,570.33

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
            Series 1995-2 Certificates..............      $ 22,696,111.26

    B)    Deficit Controlled Amortization Amount..........         $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-2, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............    $ 1,500,000,000.00
            (b)    Class A Investor Interest.......    $ 1,282,500,000.00
            (c)    Class B Investor Interest.......       $ 82,500,000.00
            (d)    Collateral Interest.............      $ 135,000,000.00

        (3)    The Investor Interest set forth in paragraph C(2)(a)
            above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................             19.9839%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 17.0862%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 1.0991%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 1.7985%

        (7)    The Class A Floating Percentage.........          85.5000%

        (8)    The Class B Floating Percentage.........           5.5000%

        (9)    The Class B Principal Percentage........           5.5000%

        (10)    The Collateral Floating Percentage.....           9.0000%

        (11)    The Collateral Principal Percentage....           9.0000%

        (12)    The Floating Allocation Percentage.....          20.2782%

        (13)    The Principal Allocation Percentage....          20.2782%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................              18.16%

                For the  23 Monthly Period (the 2nd
             preceding Monthly Period), the annualized
             portfolio yield was equal to............              18.47%

                For the  22 Monthly Period (the
             3rd preceding Monthly Period), the annualized
             portfolio yield was equal to............              19.76%

                The three month average Portfolio Yield was
             equal to................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................               8.00%

                For the  23 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.............................               8.00%

                For the  22 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.............................               7.75%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
        Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period
            allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-2 Aggregate Investor Default
            Amount")   ..............................    $ 10,496,122.45

        (2) The portion of the series 1995-2 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 8,974,184.69

        (3) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 577,286.73

        (4) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 944,651.03

        (5)    The annualized investor default percentage (Series
            1995-2 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                8.40%

                For the 24 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 8.25%

                For the 22 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...               $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-2 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-2
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 241,875.00


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           1.00

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-1

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 16


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of February 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-1 Class A Certificates and Series 1996-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date and with respect to the performance of the Trust during the month May 1, 1997 (the " 16 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a
"Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-1
        Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.153333
        (2)    Class B Certificateholders..............             5.268889

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.153333
        (2)    Class B Certificates....................             5.268889

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-1 Certificates
               was equal to............................     $ 191,958,681.59

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.40%

                For  15 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to............................                  12.29%

                For the  14 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...................                  12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-1 Certificates .........     $ 169,262,570.33

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-1 Certificates..............      $ 22,696,111.26

    B)    Deficit Controlled Amortization Amount..........            $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-1, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

                (a)    Investor Interest...............   $ 1,500,000,000.00
                (b)    Class A Investor Interest.......   $ 1,282,500,000.00
                (c)    Class B Investor Interest.......      $ 82,500,000.00
                (d)    Collateral Interest.............     $ 135,000,000.00

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               19.98%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above                                                  17.09%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above                                                   1.10%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above                                                   1.80%

        (7)    The Class A Floating Percentage..........              85.50%

        (8)    The Class B Floating Percentage..........               5.50%

        (9)    The Class B Principal Percentage.........               5.50%

        (10)    The Collateral Floating Percentage......               9.00%

        (11)    The Collateral Principal Percentage.....               9.00%

        (12)    The Floating Allocation Percentage......              20.28%

        (13)    The Principal Allocation Percentage.....              20.28%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              18.16%

                For the  15 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to............              18.47%

                For the  14 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to............              19.76%

                The three month average Portfolio Yield was
                equal to................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               7.98%

                For the  15 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to................................               7.98%

                For the  14 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to................................          7.731%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly
        Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%

    F)    Investor Default Amount

        (1)   The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible with respect
            to Billing Cycles ending during preceding Monthly Period
            allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1996-1 Aggregate Investor Default
            Amount")  ...............................    $ 10,496,122.45

        (2) The portion of the series 1996-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 8,974,184.69

        (3) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 577,286.73

        (4) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 944,651.03

        (5)    The annualized investor default percentage (Series
            1996-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................                8.40%

                For the  16 Monthly Period (the 2nd
                preceding Monthly Period), the annualized investor
                default percentage was equal to ....               8.25%

                For the  14 Monthly Period (the 3rd
                preceding Monthly Period), the annualized investor
                default percentage was equal to ....               7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...               $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............               $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-1 Certificates.....................           $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-1
        Certificates...................................           $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
            B Certificates paid with respect to Class A
            Certificates to make up deficiencies in Class A
            Required Amount for any Monthly Period.               $ 0.00

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................               $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 241,875.00


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor            1.00

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-2

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 13


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month May 1, 1997 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-2
          Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             0.000000
        (2)    Class B Certificates....................             0.000000

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-2 Certificates
               was equal to............................      $ 37,969,849.11

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.40%

               For  12 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.29%

               For the  11 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-2 Certificates .........      $ 33,480,508.42

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-2 Certificates..............       $ 4,489,340.69

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-2, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................     $ 296,703,296.70
            (b)    Class A Investor Interest...........     $ 253,681,000.00
            (c)    Class B Investor Interest...........      $ 16,318,000.00
            (d)    Collateral Interest.................      $ 26,704,296.70

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................                3.95%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................              3.38%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.22%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                0.36%

        (7)    The Class A Floating Percentage..........              85.50%

        (8)    The Class B Floating Percentage..........               5.50%

        (9)    The Class B Principal Percentage.........               5.50%

        (10)    The Collateral Floating Percentage......               9.00%

        (11)    The Collateral Principal Percentage.....               9.00%

        (12)    The Floating Allocation Percentage......               4.01%

        (13)    The Principal Allocation Percentage.....               4.01%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              18.16%

               For the  12 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.47%

               For the  11 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              19.76%

               The three month average Portfolio Yield was
               equal to.................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               8.06%

               For the  12 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               7.78%

               For the  11 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               7.75%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-2 Aggregate Investor Default Amount")
               ...........................................      $ 2,076,156.09

        (2)    The portion of the series 1996-2 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 1,775,111.23

        (3)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 114,183.82

        (4)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 186,861.04

        (5)    The annualized investor default percentage ((Series
               1996-2 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                8.40%

               For the  13 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               8.25%

               For the  11 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-2 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-2 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 531,593.41

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 454,511.79

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 29,236.42

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................          $ 47,845.20


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00

                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-3

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 12


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month May 1, 1997 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-3
          Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.866667
        (2)    Class B Certificateholders..............             6.008333

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.866667
        (2)    Class B Certificates....................             6.008333

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-3 Certificates
               was equal to............................     $ 136,869,072.04

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.40%

               For  11 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.29%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-3 Certificates .........     $ 120,686,445.34

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-3 Certificates..............      $ 16,182,626.70

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-3, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               14.25%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................             12.75%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.57%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                0.93%

        (7)    The Class A Floating Percentage..........              89.50%

        (8)    The Class B Floating Percentage..........               4.00%

        (9)    The Class B Principal Percentage.........               4.00%

        (10)    The Collateral Floating Percentage......               6.50%

        (11)    The Collateral Principal Percentage.....               6.50%

        (12)    The Floating Allocation Percentage......              14.46%

        (13)    The Principal Allocation Percentage.....              14.46%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              18.16%

               For the  11 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.47%

               For the  10 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              19.76%

               The three month average Portfolio Yield was
               equal to.................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               9.14%

               For the  11 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               9.14%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               9.12%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables


             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-3 Aggregate Investor Default Amount")
               ...........................................      $ 7,483,873.76

        (2)    The portion of the series 1996-3 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 6,698,065.56

        (3)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 299,349.41

        (4)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 486,458.79

        (5)    The annualized investor default percentage ((Series
               1996-3 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                8.40%

               For the  12 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               8.25%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-3 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-3 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-4

                     For the June 16, 1997 Distribution Date

                              For Monthly Period 12


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4 Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the "Trust") and the Series 1996-4 Class A Certificates and Series 1996-4 Class B Certificates during the previous month. The information which is required to be prepared with respect to the June 16, 1997 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month May 1, 1997 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-4
          Certificateholders on June 16, 1997, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             5.608333
        (2)    Class B Certificateholders..............             5.741667

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............             0.000000
        (2)    Class B Certificateholders..............             0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................             5.608333
        (2)    Class B Certificates....................             5.741667

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to the preceding Monthly
               Period and allocated to the Series 1996-4 Certificates
               was equal to............................     $ 136,869,072.04

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................               12.40%

               For  11 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................               12.29%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................               12.93%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which were allocated in respect of
               the Series 1996-4 Certificates .........     $ 120,686,445.34

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to the preceding Monthly Period which were allocated in respect of the
               Series 1996-4 Certificates..............      $ 16,182,626.70

    B)    Deficit Controlled Amortization Amount.................     $ 0.00

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-4, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 7,506,055,389.40

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3)    The Investor Interest set forth in paragraph C(2)(a)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................               14.25%

        (4)    The Class A Investor Interest set forth in paragraph
               C(2)(b) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ....................................             12.75%

        (5)    The Class B Investor Interest set forth in paragraph
               C(2)(c) above as a percentage of the aggregate amount
               of Principal Receivables set forth in paragraph C(1)
               above ...................................               0.57%

        (6)    The Collateral Interest set forth in paragraph C(2)(d)
               above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................                0.93%

        (7)    The Class A Floating Percentage..........              89.50%

        (8)    The Class B Floating Percentage..........               4.00%

        (9)    The Class B Principal Percentage.........               4.00%

        (10)    The Collateral Floating Percentage......               6.50%

        (11)    The Collateral Principal Percentage.....               6.50%

        (12)    The Floating Allocation Percentage......              14.46%

        (13)    The Principal Allocation Percentage.....              14.46%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to.............................              18.16%

               For the  11 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to.............              18.47%

               For the  10 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to.............              19.76%

               The three month average Portfolio Yield was
               equal to.................................              18.80%

        (2)    Base Rate for the preceding Monthly Period was equal to
               .........................................               8.84%

               For the  11 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to.................................               8.84%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to.................................               8.83%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 441,319,605.46              5.74%
             (2) 30 - 59 Days      $ 122,317,446.36              1.59%
             (3) 60 - 89 Days       $ 87,239,224.38              1.14%
             (4) 90 or More Days   $ 187,352,007.82              2.44%
                 Total             $ 838,228,284.02             10.91%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-4 Aggregate Investor Default Amount")
               ...........................................      $ 7,483,873.76

        (2)    The portion of the series 1996-4 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 6,698,065.56

        (3)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 299,349.41

        (4)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 486,458.79

        (5)    The annualized investor default percentage ((Series
               1996-4 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................                8.40%

               For the  12 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               8.25%

               For the  10 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........               7.15%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......              $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8)    The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......              $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12)   The amount of the reimbursed Investor Charge-Offs set
               forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................              $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-4 Certificates........................              $ 0.00

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-4 Certificates...............................              $ 0.00

    J)    Reallocated Principal Collections

        (1)    Collections of Principal Receivables allocable to Class
               B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....              $ 0.00

        (2)    Collections of Principal Receivables allocable to
               Collateral Interest paid with respect to Class B
               Certificates to make up deficiencies in Class B
               Required Amount............................              $ 0.00

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28


    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00